Other Current and Non-current Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Other Current and Non-current Assets
Equity participation ZIM		$ 423,024
Straight-lining of revenue	$ 22,007	18,997
Claims receivable	15,169	8,919
Vessels held for sale	3,297
Other assets	7,332	8,192
Total current assets	47,805	459,132
Straight-lining of revenue non-current	83,873	39,927
Other non-current assets	6,050	1,812
Total non-current assets	$ 89,923	$ 41,739